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In connection with the previously announced business combination (the “business combination”) between Forum Merger III Corporation (“Forum”) and Electric Last Mile, Inc. (“ELM”), James Taylor, Chief Executive Officer of ELM, Jason Luo, Executive Chairman of ELM, and David Boris, Co-Chief Executive Officer and Chief Financial Officer of Forum, participated in an ICR de-spac webinar moderated by Daniel Ives on June 9, 2021. Below is a copy of the transcript of that webinar, which is being filed herewith as soliciting material.

Transcript of ICR de-spac webinar moderated by Daniel Ives on June 9, 2021:

Ashish Gupta:

Good morning. Thank you for joining us for the ICR De-SPAC webinar featuring Electric Last Mile, hosted by Dan Ives. We're pleased to have ELM's co-founder and executive chairman, Jason Luo; co-founder and CEO, James Taylor; Forum Merger III co-CEO, David Boris; and Wedbush managing director and technology analyst, Dan Ives. The event is one hour and will include a 45-minute discussion with the ELMS management team and Dan, followed by 15 minutes of Q and A from the audience. Please submit your questions online.

Ashish Gupta:

Before we begin, I would like to briefly introduce the panelists. Before founding ELMs with Jim, Jason was previously president and CEO of Key Safety Systems, chairman and CEO for China. And prior to founding ELMS, Jim was at GM for 30 years, including president of Cadillac and CEO of Hummer. Jim was also the former chairman and CEO of Workhorse. David Boris is co-CEO of Forum Merger III. He's sponsored many SPAC transactions and previously worked on Wall Street. And of course, Dan Ives has been an analyst for more than two decades and is known as a thought leader on the technology and EV space with this forward-looking research.

Ashish Gupta:

With that, we look forward to the discussion and I'll turn it over to Dan.

Dan Ives:

Yeah, thanks. Great to be here and host today's event. It's great to be here with Jim, Jason, and David and thanks, Ashish.

Dan Ives:

To the team, let's start off with where you are in the merger process, shareholder vote proxy, just give everyone that's watching maybe an update on where we are from a timing perspective.

James Taylor:

Okay. Dave?

Jason Luo:

Dave?

David Boris:

Happy to do it. So-

David Boris:

All right. A little bit of a muting issue. Our merger proxy is effective at the SCC. Our shareholder meeting to vote on the merger has been set for June 24th and we're now starting what everybody lovingly refers to as the "De-SPACing" process, so we're very happy to be out telling the story of ELMS now. But we do encourage all shareholders, as soon as you receive your proxy materials, either the hard copies or the electronic distribution from your brokerage firm to please vote. And if you have any questions, there will be contact information on there for [Morrow 00:03:11], our proxy solicitor who can assist you in voting.

Dan Ives:

Great. So Jim and Jason, look. Obviously EV, that there's many vendors [attacking 00:03:22] in all different areas. But just talk about your market position, the white space in class one. And let's dive into that differentiation of ELMS from both of your perspectives, given the decades and decades that you both have from the auto industry.

James Taylor:

Okay. Jason can kick off and, I'll leave it to you and then I'll take the next round.

Jason Luo:

Yeah, no problem. Thank you, Dan, for the opportunity to talk to you in real time. Actually, everybody's asked me the question, "Why did you guys start with the cost block?" But if you think about it, this is a very unique space for the cost one as a start point. In the EV market today, there is no EV for the cost point of view that exists in the US. What you have here really is a smaller, I call it a van, a cross van, and you carry both passenger and also you come to the, I couldn't deliver that, which mean near Ford transit connect and the former Chrysler ProMaster City and the Nissan NV200. And very interestingly, three weeks ago, pretty much comes to majority of the market share, and they were all produced outside United States and the pricing around 25,000 to 30,000 dollars.

Jason Luo:

The issue for those vehicles, they really not served the purpose to be affordable, capable deliver vehicle for the customer, which was even more space. Especially in today's environment, you need space for more pizza box, for the delivery for the, we'll work with a company in the utility space. They want to put more parts there. For other things, they need space. So that's how it got us thinking, "How can we serve our customers, not just to promote a UV? Where do we start?" That's why we entered into the cost one space and I think in the cost one space, customers in my view want to have a UV and want to have the space for them to be unique, to deliver what they want to do.

Jason Luo:

So for the last couple of months, we have been engaged with different customers. Jim can talk more, but from the largest guy in the country, like FIVE X, like Cox Automotive, like [Rivian 00:06:06] up to [Red Bull 00:06:06] up to everybody. So very good feedback on this space. What do we like to do? And that's why we have good pre-order and we have consulted orders coming. What we are really looking at here, Dan, is not just the provider. We're also looking at how to engineer a product reliable and which is electric, their emission. Also, we're teamed up with upfitter guys to customize a vehicle in our factory to provide a solution to help the customer, to serve their customers better, and also help them to achieve the best of TCO, total cost and, of course, reliable solutions. That's why we're entering this space.

Jason Luo:

So far, we're very happy up to this point. You could [have white 00:07:08] space, you are exactly right. If you're looking out there, only Canoo is talking about by 2023 to bring it, I call it something close to this ban. By the next 24 months, we are the only guys going into this space.

James Taylor:

I think, Dan, that just to go back to, you said that a lot of EVs are being announced. But as you know, at the rest of the space, ours is white. There's a lot of other competitors, but I just want to mention that, ironically, it's ironic that it's almost coming midstream here. I don't want to say last, but this is a perfect space for electric vehicles.

James Taylor:

As we transition from the last field-driven propulsions into this next era, I think that the duty cycle of these vehicles. That's classic ones specifically, where we're going into this white space. It's a perfect application - you have very short distances, the average vehicle in this space, depending on the duty cycle and the end pace, of course, but around 40 to 50 miles a day, so you don't need very much range. You don't need very much range, you don't need a really big battery that costs a lot of money that makes the vehicle too expensive. So ironically, it's coming in the transition, it should have maybe been one of the very first applications of electric vehicles because of this use and given that they are, in our case, commercial applications, again, those vehicles, the majority that come back to a depot or a warehouse or a home unit at night, allowing them to be charged. So it's an excellent application for electrification.

Dan Ives:

And Jim, to that point and Jason, the [inaudible 00:08:43] channel too, but the solution set and the differentiated business model, it seems like that's really, as you're talking to customers and obviously, you guys have had a lot of success in terms of the pipeline, in the decades that you've been in the Detroit auto industry, of course, Jason, throughout Asia and China, as well, how is that sort of [sheet 00:09:07] division? Because you could have gone at this any which way, but obviously you were first mover advantage, went after Mark, I think, maybe many others dismissed and now it's really you've seen this massive demand. Why don't you hit on that in terms of that business model and even those conversations with the customer? Customer comes into the factory in Indiana, what are those conversations like?

Jason Luo:

Right. Yep. So think about this. There's a couple of things here. If you think about the traditional ways of working in the business, we're leaving the ice age. And if you look at it, really the customer focus on is to where they need to make the money. Trucks, SUVS, higher price passenger vehicles. If you're looking at the cost one, cost two [equal to 00:10:08] cross one space, there is no sure play focus on deliver, which e-commerce explosive today. They change the life, change the way how they're doing business. And on the other side, whatever traditional [methodology 00:10:26] for the automaker is making as a passenger carrying van. You take seats out, you put in space, that's how you do the deliver. It's not a purpose [inaudible 00:10:40].

Jason Luo:

So to me, never have that. I call it real [deliverable 00:10:46] exist. When I was experiencing in Asia and when I saw explosive pros on the e-commerce, I do say the purpose builds electric van to deliver. Very popular when compared with a lot of the US side. We always has, "Oh, I got a van. I carry five passengers, seven passengers, nine passengers. Also, I have space if I take all the seats for that." Well, in Asia, they build for just the delivery. So when I learned that, why come back? I had a lot of discussions with the customer, of course with Jim, everyone was like, "Okay, that's what they're looking for." That's why we see this trend pick up.

Jason Luo:

Another thing, we're just as surprise to us, too, Dan. Just like a couple universities we're engaged in right now. For example, your university and [merchant, Dan, 00:11:45] has over 300 vehicles inside their campus, from the bigger golf car to the trucks. They're just running, running in the cameras. And as they want, they cite as a clear goal for ESG. Of course, but also is a big issue for me, even managing those vehicles on the maintenance. So as Jim said, is a perfect duty cycle for EV. Not now, as we are engaged with those customers, we just found that there's a huge market in there. Never been safe, repurposed, saved from the automaker.

James Taylor:

The other thing I'd piggyback on that, Jason, that from our complimentary duo here is that this industry in this particular niche is very fragmented, Dan. So I think of what are the OEMs do, what's their main business model? Make metal and put it up the back door. You get paid when the vehicle leaves the assembly plant, then it's on its way to the dealership. And I wouldn't say you're done because there's customer care and aftercare [mourning 00:12:50], but in essence, that's the business model. In this commercial space, at the customer level, working backwards that they aren't, that isn't enough. They need the upfitting package for their specific use case and they also need a very complete data suite to manage their vehicles. And so the differentiated business model that we're putting together is, instead of just here's the metal, now take it away, it's up to you.

James Taylor:

We're integrating all of the data suites that the customer expects and also, all of the upfitting to their specific use cases and, of course, the metal. So when we go to the customer, really offering them a very unique, customized individual solution, over time what we see is going to happen as we talked to more and more customers in a vertical, there's probably an ideal cable car that all the cable guys could use. You don't have to have a separate one for Verizon and [AT&T 00:13:40]. There could be a standard delivery vehicle that everybody could use in each of the verticals we're talking about. For short term, that's why we have it in our name, Electric Miles Solutions. It's that our approach is to give, basically a complete turnkey solution to the customers, not just the truck and the rest of it's up to them.

Jason Luo:

Another thing I like to just sum up what Jim said. Why EV from the manufacturer's side? The EV manufacturer is different from the ICU. ICU sing about traditionalists start from stamping other parts coming, powertrain and how many parts put together. For EV, you've got a box on the top. Bottom, you got the powertrain and your number of parts are much, much more reduced, or you will be working with a different way on the high voltage parts on the software, all those things spoke put it together. So you need a more flexible workforce and you don't need a lot of space literally, compared with a traditional one on the assembly line. That's one of the reasons we picked up the EV enterprise, because you don't need a lot of people because you have less work to do.

Jason Luo:

And also you need a workforce very flexible to dealing with a different complexity of the customization. And another thing, as Jim talked about the vertical side, this is another thing where we see everybody talking about smart mobility, talk about technology. With a single passenger car, like Tesla today, how many data is collected? How you interface with a driver? On a commercial space, people just talk about fleet management. But you think about the owner today, they need data, they need a customized solution. And also, they put it together, you give them the vehicle. So with ELMS, what we are going to do is get as a reliable, I call it a box, I call it a UV. In the meantime, we could customize to what a customer would like to have and delivered. And also, we are also going to have data package work with them so they can use those data, right data, to get their business.

PART 1 OF 4 ENDS [00:16:04]

Jason Luo:

Right thing is-

James Taylor:

Yeah.

Jason Luo:

...is their business.

James Taylor:

Right.

Dan Ives:

Yep.

Jason Luo:

So, kind of work in general.

Dan Ives:

And to that point, I do think... Let's just spend a few minutes on the factory. I mean, of course Hummer, the former Hummer factory, Jimmy, you know it well. I think it's maybe a bit under appreciated how important this factory build-out is, not just from a capacity perspective, hit the ground running, but even just the more modular nature of really the [alums 00:16:36] business model. Can you just hit on that? Why is that so important in terms of this sort of factory build-out, and obviously ready to hit the ground running?

Jason Luo:

Okay. [inaudible 00:16:46] Tim. [inaudible 00:16:46] Hummer. So this factory, when the Chinese company bought from the MGM zeal regional planning to launch their SUV on, does this spend $20, $30 million to you call it, electrify the factory, to be ready for electric vehicle. So a lot of changes has been done. This is what we like.

Jason Luo:

On the other side, which Jim [inaudible 00:17:19] was the company, the manufacturer there, they are very good with dealing with a different vehicle. They are from Hummer, Mercedes Benz, Right, different car [inaudible 00:17:34]. So they are very flexible dealing with the manufacturing process, right? Not just a one single process or building, [inaudible 00:17:43] so they are there, they are very good with complexity.

Jason Luo:

I also gave the, of course, there's a culture in the old car, Indiana, right, in [inaudible 00:17:54] , that area, you see the, how many guys have [inaudible 00:17:56] and coaches, different customized vehicles.

Jason Luo:

So the culture is there. That's why we're we love it. So I'll give it back to Jim.

James Taylor:

Yeah. Obviously I'm a little prejudice as I go back 20 years with this plant from the initial time that it was built to make the first Hummers, and made hundreds of thousands of vehicles there over two years. During the Hummer time, again, we had an excellent success with the plant the workers, the work ethic. As Jason mentioned, it's in the heart of corn country there, but an outstanding workforce, very dedicated, flexible as Jason said.

James Taylor:

But then as Hummer, unfortunately, the brand was closed down. And they, at least for a while, they switched gears, they made Mercedes for a while. Obviously very high quality expectations from the Mercedes organization to build vehicles for them, and then switched again to make a really unique purpose-built vehicle again for, for [inaudible 00:18:51] transport and things.

James Taylor:

So they've over time demonstrated there at [inaudible 00:18:56], you know, up and down, up and down and come back and done outstanding work. So obviously they're very excited, the state of Indiana. We met with the governor last week and this staff, all the way down to the city of course, getting all the people back into that plant, then starting to make vehicles again.

Jason Luo:

And the one thing I like to, you know, I didn't [inaudible 00:19:14] use, they need staff, you know, you really got to train how to build the electric vehicle, how to handle the electric vehicle. Even, we have the area planning for potential battery pack localization. All those things [inaudible 00:19:32] from the last to year or two.

James Taylor:

I think that Dan, I mean, we're talking to you and we're an investor type presentation here. So let's switch to money for a second again. If you go to start a brand new plant, which many new entrance to this country do as they come over from overseas, Japanese, new plants, Koreans, new plants, but even German, new plants and adding capacity, that's pretty expensive.

James Taylor:

You're up in the hundreds of millions, five, six, $7 million, depending on the size of these plants. Another big advantage is, having purchased this plant on the market from, in general, initially as the Chinese did. And then after their investment than us being able to buy it back from them, you know, we're just paying $145 million for the plant in our rural business. That's an extremely low cost compared to the alternative in time and in money. We also think we've got a plant for an excellent price as part of our overall business.

Jason Luo:

Then, or you can see next week, initial lunch. We only need about $6 million dollar change for the testing and the light tester, you know, the functions, the fixture, and

Jason Luo:

whatever on the line, to allow us two months the vehicle. Only $6 million list of station by station lined up because a lot of things already exist.

Dan Ives:

Let's move over. [crosstalk 00:20:55] Cause Jim, it's almost like you benefited from all those investments over the years that now will benefit the [inaudible 00:21:02] model.

James Taylor:

Well then it'll maybe reinforce two points. One is that again from the day this plan was built 20 years ago, it was a contract manufacturing plant. As Jason said, this wasn't built to make one vehicle by one assembly, you know, assemble one vehicle for one company that was dedicated their processes. It was set up to be flexible from day one. So as it cycled through each of these three other vehicles, when it comes to now make ours, there's not a lot of changes required, and the investment was already made to adapt the stations that are using for electrification.

James Taylor:

So you think again, if you looked at the amount of money and these are just facts, but they're relevant comparisons that the Rubian spent to adapt the plant as they bought it, or astound spent adapt the plant, we have very, very small investments.

James Taylor:

As Jason said less than 5 million to go to launch is incredible. That's part of our, I'd say our secret sauce, you asked at the very beginning. What's the advantage of having two guys like us with a lot of scars on our back? We've seen plants that have cost exorbitant amounts of money to retool and change over, seeing the cost of new plants be built all over the world. We put together our story here, going back a long time. A year, now at least two years and said, how can we get a business formula that doesn't require the billions of dollars it normally takes to stand up a car company, and having been involved in one that went bankrupt. And then another one that was bankrupt before I got there, you can simply run out of cash this in this business, no matter how big you are.

James Taylor:

So we have a really unique business model buying an existing plant, to drop the capital requirements there, and then getting a hardware from an OEM that's already existing. So all the tooling has taken in place that [inaudible 00:22:39] supplier tooling as well, the implant tooling, all of the testing, the durability. Those are hundreds of millions of dollars that a normal program has to spend to get to the starting line, those have been spent. So our capital requirement here to stand up this business, again, it's very low because we just have to do all the adaptation and unique alterations to the U.S market. So overall, or our entire kind of standup, the company capital requirements to centered $60 million, in auto terms, that's very, very low.

Dan Ives:

Great, super insightful. So what's your thought about, you know, in this backdrop green tidal wave, and obviously there's going to be seen a lot of shifts, especially with the Biden plan and bought more incentives, to talk about from a customer perspective. How the conversations have changed today receiving six months ago, a year ago, especially just given a much different climate from an EB perspective?

James Taylor:

Yes, yes. Let me go even further and we mentioned the introductions, that was one of the original startup partners that workhorse. So let's go back seven or eight years and say, we'll do a fleet manager and said, I'm sure you want to go green, don't you? Yeah. Great idea. Now, how much is it going to cost me? Well, your normal vehicle will cost 60,000, but for mere $90,000, you can have one of ours. And by the way, if you run the payback, because these are cheaper to operate in five or six years, you'll get your money back. That's a tough sell, right?

James Taylor:

So fast forward now with the economics of the industry, you know, much higher, the scale, the battery pricing coming down, etcetera. In our proposition, we can go to the customer and say, how would you like to say equal, equal price?

James Taylor:

You pay 25. Now you've paid 25 with ours net at the $7,500. Completely different business proposition. Yeah. These aren't calling irrational consumers that are buying cars like you and I as individuals. And you're allowed to decide to pay a premium for your BMW, for your Tesla. That's up to you, but in a business to decide that they have premium, that's costing your company money.

James Taylor:

So most of these fleets have been pretty reluctant to take that transition, if it was going to cost them more money. So one thing is just that change in dynamics that now it's a savings. It's not an on cost for them. The second is, is them again, let's say conservative business owners, watching what you just said, This whole industry transition very, very quickly. So they've been in a bit of a wait and see mode to see when is it kind of safe to jump in the pool because they didn't want to be too early

James Taylor:

Adopters, spend a lot of time. And as Jason mentioned, liability is one of the most important things for fleets. So they wanted to be kind of sure that this industry was ready for mainstream use of commercial. It certainly has now with the development that's gone on with prior vehicles. And so there's a lot of interest, but the timing is finally right.

James Taylor:

The economics is right. And also the supply side, there just weren't that many places that you can buy these. Companies like ours are coming to market and others that you're aware of to bring them to the table, to feed that. The big OEMs have jumped in, you know, full-scale for in GM's in.

James Taylor:

So they see all that backdrop and government support. And also, as Jason mentioned, I don't want to reemphasize that the ESG goals that are coming down from above, especially in larger and public companies are very aggressive and many announcements that you're aware of. The NetZero carbon goals that aren't very far out in a few years, four or five years from now, it's almost mandates them to jump in.

James Taylor:

They've got to go find these solutions. So what we're hearing is the fleets that maybe typically with, you know, keep their hardware from a cost depreciation standpoint, six, seven years, and then turn them over at that kind of a rate. All of a sudden, are jumping into that replacement cycle and saying, look, I'm going to replace my gas vehicles, much, much earlier than I typically would have and at a much higher rate to take advantage of the economics, but also to meet my ESG goals.

James Taylor:

And of course there's the whole public imaging part of this as they see it, their consumer base, not just the economics inside, but on the reception to their brand. You mentioned yesterday, we had Red Bull at the plant, they were very interested in getting into this and you'd say, it's a marketing move. In a lot of cases that the brand and the company has seen as progressive, as understanding the future. It's good to have tailwinds, not headwinds, and certainly the Biden Administration where they're going with a potential addition of another $5,000 of incentives, depending on other conditions, made in America and the union labor force.

James Taylor:

Not sure if that'll go through, but a lot of the other mandates of government fleets, having the turnover's state of California issuing their vouchers to data, try to transition their commercial fleets much faster. And there's examples, so many of these examples, that we're running to and the different verticals.

James Taylor:

We're seeing everything all the way from the very, very large delivery companies that you know all the names of that are interested, all the way down to the plumbers with five vehicles. We've got trials going on across the board, as I mentioned in almost all of those different verticals. Every week with our teams on the road with the trailer and showing the van to different stops either at our plant or in their locations to have them actually use them. One sort of fascinating part, just a business element of FedEx is they have like 7,500 of these local icon franchise owners.

James Taylor:

Their actual names are DSPs, but they own a zone and they own a zip code. They own a route, you know, and some of these owners can have 10 or 20 routes, but that's how FedEx sells off their individual little business units. Those are all private business owners that can buy whatever hardware they want, execute their deliveries in that space.

James Taylor:

And so we've been talking.. A lot of them, again, are extremely interested as private business people not going to FedEx too, but each of these individual business owners have the ability to buy their own hardware and they've tested the vehicles and are also extremely interested.

James Taylor:

So, wide set of use cases. Jason mentioned again, these huge campuses, universities, airports, that are all, you know... We sit in the airplanes, were talking about earlier, and look out the window, all those vehicles that are shuttling things all over an airport, all these various companies. I think have very high desire to move to electrification. There just hasn't been the supply side or the financials to make it work. And now I think they do.

Dan Ives:

[inaudible 00:29:05] pre-orders, I mean, we've seen pre-orders ran and improved pretty impressively. I mean, it's one you just made maybe a highlight where you are from pre-order activity pipeline. I guess, I would just finally ask, is it still heavy push or we're starting to become even more of a pull model, as you're talking about across some of fleets?

James Taylor:

Yeah, our pre-order I think it's, it's worth again, re clarifying to everybody, you know, what the definition of pre-orders are. And I use a lot of different English translations to make sure there's no misunderstanding. Hand-raisers, reservations, kind of like a hotel, you'd call and make a hotel reservation, but you can cancel it if you want, they're non-binding, expressions of interest.

James Taylor:

All those are similar. Really to make this simple, Dan, is last fall when we had our product plan put together, we do the specifications of our vehicle. We started approaching all these various verticals, as I mentioned, and it's really kind of a quick and simple question. I've got a 180 cubic feet of area space. It's going to go 150 miles of range. It's going to be about 32,000, so net 25, now, are you interested in converting your fleet to electric?

James Taylor:

And so that's how we immediately were able to get our initial pre-order bank of 30,000 vehicles very, very quickly because the answer almost unanimously was, "yes, put me down". You know, again, put me down for a hundred, for 500, for 5,000, there were various quantities, but the interest very, very high. And then as we had more exposure and it started having more opportunities for people to be aware of, more time for our sales guys to contact more customers, then that also bumped up to 45,000. We've also announced as part of our whole ecosystem,

James Taylor:

our initial large dealer, Randy Marian, down in the Southeast, and he's GM's largest commercial dealer and one of Ford's largest as well, and he's sort of demanding. And has given us contract commitments, he wants the first 6,000. I've called it substantially all of our initial production, because he's, again very, very confident in this market based on face-to-face contact with many of the large fleets he deals with every day.

James Taylor:

So we've kind of, to be honest, sort of stopped the pre-orders at that 45,000. Knowing that our initial year's production next year is around 20,000 ish is what we have in our plan. We don't want to get too far ahead of ourselves where the pre-orders are so far in excess of our operating plan, that we won't be able to give them some allocations. So at this stage, I think also importantly, Dan, is there's a series of steps that need to go through just to restate it. This is a serious business decision for the customers, and so initially it's, I'm interested, put me down next is, and I come to your plant, which we have tours almost every week now that the COVID lifting of the potential customers. And then it's, can I drive the vehicle, obviously? So we need to go through this series of steps, then it...

PART 2 OF 4 ENDS [00:32:04]

James Taylor:

I drive the vehicle, obviously. So we need to go through this series of steps. Then it's, "Okay. Let's finalize the pricing. Let's finalize the outfitting specifications," because again, we're providing the full turnkey solution. "Let's finalize the data solution." So our engineering and sales team have to get with the customers to nail that down and then finalize the allocation, the timing.

James Taylor:

So it's a series of steps. It isn't just one event like you buying a passenger car, you go to the dealer and say, "Okay. I'll take the blue one." It's much more complicated series of steps. So we expect sometime this summer as our product matures, we get some of the engineering testing and mandatory compliance things that finalized, then those will shift much more to confirm POs with allocated time slots and allocated production schedules and things like that.

Dan Ives:

Yeah. And Jason, why don't you maybe hit... I mean, Jim hits on the point, but from a business model perspective, it's not just quantity. It's quality. It's making sure that as you build this out, you do it the right way in terms of this long-term business model. I mean, on the other hand, right... If you wanted to, you can just get that pre-order off as much as you wanted, but you know... I mean, I don't want to put words in your mouth. But based on your experience, you want to make sure that you're filling these orders to a point that you're going to see more and more orders. Right? This is not just a one year.

Jason Luo:

Right.

Dan Ives:

It's a three, five, ten, fifteen year mo... Could you just hit on that, Jason?

Jason Luo:

Yes. No problem, Dan. I come from a safety engineering background. I ran one of the largest safety company for many years. Of course, OEM side, too. And one of the things for automotive businesses, it's a thousand parts you put together. Right? You got to go through the necessary testing, engineering specification. Right? Make sure you get the right product. Can last for many, many years. And that's what... We know how to do it. So as we are... go through this process, you've got a push pull. Now we're more like a pull push. Looking at it, say, "Okay. I'm launching September," which already announced. "And, by the way, other guys right now want to [inaudible 00:34:14] purchase order to us." We're like, "Okay. I want to go simple first." We identified different level of the complexity of the vehicle. Right?

Jason Luo:

So some is the vehicle you're going to be... Used at the airport. So you don't need a lot of safety features. So we go first. And some of the vehicle... Going to go through a lot of change. Like, I have the [inaudible 00:34:42] vehicle downstairs here and the people have high demand.

Speaker 1:

[inaudible 00:34:46].

Jason Luo:

Wait, that's next year for sure. Because you're going to [inaudible 00:34:52] the actual power and you're going to be doing more testing. Even it's already built, we're going to make a change. And some of the vehicle, will go through the vehicle [inaudible 00:35:07] testing. Then just as engineer, we already did a street batch [inaudible 00:35:13] testing already. Crush vehicle, real vehicle. So this is last year, January [inaudible 00:35:23] May. So out of 41 tests to 40 [inaudible 00:35:27] whole vehicle, we pretty much confident we got all of the solutions. But still with that, we're going to say, "Okay, the more easy one go first. The harder one, we give the order to the customer later. Allow us has time [inaudible 00:35:43] to make sure we have enough time to get things done. So that's how we... staging our vehicle launch process. Is that... Make sense to you?

Dan Ives:

Yeah, that's great. Because I think also it seems like... You know what I mean, based on your experience, too many times, you've been through launches or you've had to make those tough calls to customers, where there's [crosstalk 00:36:06] delays or... And the goal is not... To be making the happy calls. And that's why as you're building this, you're building [crosstalk 00:36:13] step-by-step.

Jason Luo:

Exactly. And Dan, I like your question. Because definitely in the industry, you always prepare... You're going to make some mistakes. You are not going to hit the target hundred percent. Right? So you got to have always backup plan. If something wrong, what are you going to do? Right? You know, the testing did not pass. What are you going to? Your supplier has a issue. What are you going to do? Your manufacturer process has something. What are you going to do?

Jason Luo:

So we've enjoyed... Maybe it's a good thing for us be paranoid of those things. And then when we develop the product, always you have a Plan B, Plan A on how you make sure those things can be done. And also, I always say start from the... something worked. And adding the complexity on the top of that, that's how we're launching our vehicles.

Dan Ives:

Yeah. And really, as you built the team... [inaudible 00:37:14] your executive team speaks for itself. Right? Maybe you'd want to highlight some. But their experience throughout the industry is they've come to ELMS... It also seems that that experience, even when we navigate... Call it chip shortage or more supplier relationships or partner relationships, can you maybe just talk about why that's so important in terms of as you've built that team? Not just of course with you two, but the broader Elms team and how important that... And even maybe now in this chip shortage, seems like you've been a little more Teflon-like then some other companies.

Jason Luo:

So, the thing of the supplier shortages... One thing I was joking, everyone is now talking about chip shortage. Don't forget that when the... 2011, when the earthquake hit Japan... Actually, I was in Japan... Because that caused a lot of problems, too. Right? So these things just happened.

Jason Luo:

So as we built our organization, one of the very important criteria is to have the right people in the right seats so they know what they're doing. So in our model... So I cultivate people we bring into the organization. Make sure that they not just have experience, also the expert on each area. So for example, you're talking about chip shortage today. We are actually... For our vehicle, we are working with a couple of vehicles sources to get parts. So this way we can change. We can work with them. You know what I'm saying? For the supplier. So this way I don't have to rely on one guy.

Jason Luo:

So let's say today, I have a chip on the BMS. What other alternative for those chips? We already mapped out those kind of stuff. So even we are not affected as a lot of other companies because our vehicle relatively is simpler. Is not... have the high computing power, autonomous drive, all those kinds of stuff. But we also make sure we have alternatives in the place so we can work with that. So.

Dan Ives:

Yeah. And Jason, why don't you just hit on... Of course, I've seen it throughout covering industry over the decade. China, Asia, well ahead. Right? In terms of where U.S., Europe is on the EV landscape. Can you be just maybe talk about... You've spent so much time within the Asia food chain from an EV and auto perspective. Just taking that either secret sauce or scars or things that you loved or things you hated that you don't want to bring, and now you've taken it here to the business model. Can you just maybe talk about that?

Jason Luo:

Yeah. [crosstalk 00:40:11].

Dan Ives:

And why that's so important?

James Taylor:

So you think about here today in the U.S., the vehicle... for the EV is less than 2%, something around there. Right? You think about China, last five, ten years, they are... developed the largest EV market. Right? Produced a lot of EVs. They went through the [inaudible 00:40:31] the developments for the EV. So let's say... I still view it on the passenger side, Tesla is best. But on the commercial delivery vehicle side, the [inaudible 00:40:43] definitely is very good. The reason is you've got to start from the... They got a big... Let's say, every manufacturer likes seeing [inaudible 00:40:56]. And they have a lot of good suppliers for the motors, for the EV components. And the important thing is those company has been putting their parts on the vehicle for years. So the reliability, the quality... A lot of thing has been proofed, has been tested. Right? So for me, that's very critical for the [inaudible 00:41:23] vehicle.

James Taylor:

So the supply chain, to me is very critic... Very how do you say? Mature from a EV standpoint, in my view. Because they can have chips. Right? Most of the chips i come from Asia. Because they... People don't forget is I would say that batteries, the car electronics parts and motors, all those EV related... even charge stations, a lot of things, a lot of basic stuff, they've been there for years. So when we look at it the space, we did a lot of deep diving into how their quality testing specification compare with U.S. Right? How their use cases... What are the cost base? All those kind of stuff. So that's how we [inaudible 00:42:15] a lot of parts from there. [inaudible 00:42:18].

James Taylor:

Another aspect, Dan... I'll tee Jason up a little bit, here. But it's well recorded that... Let me just describe it so that you understand what I'm referring to. You go back to our kind of beginning of time... And I won't bring you into that. We have watched the Japanese come here to this country and systematically attacked from the bottom up and take over the whole small car market. We made, in my case, fatal attempts to try to defend our turf in that area with Saturn at General Motors. But eventually, they had a mission. And they were going to come in and with their cost position and their focus, and take a little bit here, a little bit here. Then you wake up, how many years later? 30 years later. And, "Oh, look. They're across the whole board. They have luxury brands and they have trucks."

James Taylor:

But their entry point was they're going to bring over the hardware that the U.S. industry couldn't really touch. Then fast forward. What happens next? The Korean industry comes over to the U.S. Plays the same play, bringing in the low cost hardware and attacks at the bottom of the passenger car market. And then works their way up. Now, what do you have? Luxury brands, Genesis and others, where they have a much broader portfolio and plants here. And so Jason, by the way [inaudible 00:43:27] little tee up was an intimate part of that approach when the Korean industry came here because of his Alliance with them in the safety business.

James Taylor:

But back to our experience of watching this from a front row seat while we hand over our market share to the foreign competitors. So certainly in my case, in the luxury market, as we sat around, unfortunately, not paying attention to Cadillac while BMW, Mercedes, all the foreign manufacturers came in and took all of the luxury market share. Lexus and you know. We responded much too late.

James Taylor:

So in this particular case, we're running the inverse play. We're bringing in the Chinese vehicles, obviously. But their ability to engineer and manufacture at a cost point is a point that this industry here in the U.S., even Europe, can't get to anymore. It's simply unreachable. So we have a unique situation where we're playing the opposite, now. Instead of sitting here, Japanese come, fine. Koreans come, what's going to happen next? Someday, somehow, all kinds of Chinese manufacturers have aspirations to come here. But it's not that simple. So we're jumping that curve and we're doing it as an American company and using the advantages of their hardware, but the advantages of all of our experience in U.S. and U.S. plants, you know, software, U.S. people, U.S. customer interface. So it's obviously a hybrid model. But we're taking, again, our long experience in this industry of watching other segments be taken over by foreign competition, but doing it to ourselves, by ourselves, as opposed to standing by and letting it happen again.

Dan Ives:

Well, this has been awesome and thanks for participating, and I'm going to hand it to Ashish. I know we're going to take some investor Q & A. But thanks for all the insight. I appreciate it. [crosstalk 00:45:09].

Ashish Gupta:

Yeah. Thanks so much, Dan. And, great discussion. So the first question, which has had the most up votes, was what companies are you currently engaged with as far as pre-orders? I know we hit on Randy Marion. But maybe if you guys could provide a bit more color on that?

James Taylor:

Well, here's the sort of dilemma there in answering your questions directly, Ashish. I have been referring to them conversationally, and I will again in some examples. But honestly, we have NDA agreements with these that restrict me from saying specifically we're at... You know, contractually and things like that. So. But I think the emphasis, to answer that question, is what I mentioned... We're operating in all the main verticals of where these vehicles are used. We're not taking a singular approach, trying to sell to one big guy and sell out our production, as others have done.

James Taylor:

We're taking a portfolio approach that's across all and many verticals. We're taking a size approach, which is large fleets to small fleets. We're also taking a geographic approach, Southeast with Randy, but we also have a large dealer in Texas and also in the West Coast we're working with. So we're trying to, again, run this more like investment people, do as a portfolio of different sizes, shapes, and flavors and verticals that we can become experts in as well, over time. And then combining, of course, the companies that are also interested in our unique offering of being this solutions provider, as opposed to just a hardware manufacturer.

James Taylor:

So again, I mentioned a FedEx DSP is a good example. And these individual owners, we've had ride events with them. A very large plumbing fleet, Tri-state, up in the Northeast, that is expanding that off into the electrical and the contractor areas. Yesterday, Red Bull was there, interested. And so we'll be putting out hopefully today or tomorrow some sort of a press release to identify their interaction with us. But these are all in the testing and test driving areas right now. So it's okay for us to talk about them. But we haven't yet got, say, the confidentiality agreements in place yet for us to actually publish any of the confirmed orders. But those are coming soon.

Ashish Gupta:

Great. Appreciate all the color. The second question, or the next question, is do you expect any supply constraints, such as chips and electric powertrain parts this year or into next year?

Jason Luo:

We definitely see the pressure. But we are lucky to have the [inaudible 00:47:37] motors. And most important, the batteries have have the contracts are locked with the deal. And that's... Definitely, we're lucky for that. But on the other side, we do experience the constraint on the ship side. So we are working through, for example, the container price has been increased.

PART 3 OF 4 ENDS [00:48:04]

Jason Luo:

Well, for example, the contender price has been increased. Now we're more going to the water boats. And also adding the more things on the planning to the shipping side.

David Boris:

That's great. Production was previously expected to begin in the second half of the year. Is that still the case?

James Taylor:

Yep.

David Boris:

Yes. Yes. Basically, as we are a very competent, as we're going through this process, we already lined up the early summer station, who is a necessary change. With already CapEx will be coming in next 30 or 40 days, about couple of [inaudible 00:00:45] hours. In the meantime, we're going to be along the pre production round, pilot round, late July and August. So we'll be launching our vehicle, I would say, no later than middle of the September, which you already have [crosstalk 00:49:02] for the first batch.

Ashish Gupta:

Fantastic. David, this one's for you. When is the merger going to be completed?

David Boris:

So, as I mentioned earlier, the shareholder vote is set for June 24th. And the merger will close, I'd like to say immediately thereafter, but the lawyers may yell at me for that. So very promptly thereafter, within a day or two.

Ashish Gupta:

Yep. To what extent is ELMS helping customers with the EV charging infrastructure? And the second part of the question is, with the electric F150, how big of a threat to ELMS is big auto?

James Taylor:

I know the second one... first, sheesh. But the answer is, it's not in the... First, is the duty cycle or customer level. The Lightnings, the Silverado, Hummer, Rivian, Lordstown, Tesla. You go through all the pickup trucks. That's a different market than our small vans, so we're not concerned about that. I think it's the opposite. As I said earlier, this validates the space. People who are on the outside, in the large companies, wondering is it okay to, like I say, jump in the pool. "Is it okay to move over to this electrification area?" as they see announcements by GM, by Ford on the Lightning. I think that actually helps us, and it puts validation to the space as opposed to hurts us from a competitive standpoint. So I think that's a help, not a hindrance. And the first question, with the feedback we've received from the customers is that they have so many unique situations. The size of their warehouses, the number of vehicles that are in them, but also from a brand standpoint. Of course they probably aren't planning on only buying ELMS, or only buying Fords, only buying GM.

James Taylor:

So they need a solution for their overall, again, specific location. And so, the short version is they're saying to us, "Look, that's on us." We're going to have to deal with utility companies that are specific to their state and their city. You know, what it is that they currently have for power in that building. And from a manufacturer standpoint, years ago, there were only a few of these. Now there's plenty of charging companies and cells on the poles, and then right down to the electrical installation companies that do it all. All that infrastructure is readily available, so they're not looking to us to provide that solution for them. At least in the feedback we've got from our customers.

Ashish Gupta:

Great. This appears to be somebody in the know. Can you tell us about the H-trip program in California, and the opportunities for Electric Last Mile?

James Taylor:

Actually that you say H... the voucher program? HBS?

Ashish Gupta:

Yeah, H. I think that's what he's referring to, yeah.

James Taylor:

Yeah. That's, let's say, current tense. So the way they opened up the vouchers today, it was, "Do you have a vehicle currently available?" Like work cars for instance, that you could go pick up vouchers. But the vehicle had to be in commerce and available, essentially, now for those to be exercised and used. So unfortunately, as Jason mentioned with our launch in the Fall, we're not quite there yet. And assuming that the amount of support California is giving this step, historically will continue to, I'm sure there will be more rounds and rounds of vouchers that we'll be able to take advantage of later, but not right now.

Ashish Gupta:

Okay. Is it more common for pre-orders to be from many companies with smaller orders, or have you been... I think you spoke to this a bit earlier. Have you been seeing the orders concentrated amongst larger companies with larger orders?

James Taylor:

Yeah. I think on two fronts. So sheesh, the reality is, it is across the board. Large to small. But it's also, again from our standpoint, that's what we prefer is not to have all our eggs in a couple of really large baskets or even one large basket. To spread that around and diversify our customer base, rather than having them central. But we are dealing with very small companies to very large companies.

Ashish Gupta:

Great. Do you intend to export EVs to other parts of the world, especially high population density places, like Singapore and Hong Kong? If yes, would you set up a factory in Asia?

Jason Luo:

Yes.

James Taylor:

The answer is always yes.

Jason Luo:

Maybe I'm too early. It's just we have to engage with people from those areas you just talked about. We also have the people largest DB fleet owner contact me from Japan. And so, yes, that's the next step.

Ashish Gupta:

Great.

Jason Luo:

After, you know, national IPO, later on we're all set.

James Taylor:

I think, just a feedback, but Dan asked this. Last thing we want to do is get over our skis, we call it. But we need to stay focused, launch, execute, get this market nailed, get the brand nailed, get the plant nailed, get our quality nailed. And then, next phase, go after something like that. A lot of startups, if you look at what might've caused their demise, is just taking on way too much at the early stages and then not being able to execute anything well. So we want to stay focused here in our North American volume, successfully going out the back door, and successful customers recognizing our company and our brand as the solutions provider, and then do these expansions.

Jason Luo:

That's exactly what we'll do.

Ashish Gupta:

Makes sense. So another question on the supply chain, how do you ensure your supply chain can support your production ramp, with the current shortage in battery and other components? And I guess maybe you could kind of speak to it as you look out.

Jason Luo:

So first you got to have a contract, right? Second one, is you got to give them forecast, and [inaudible 00:55:01] forecast, right? Because in the industry, a lot of times people, they'll likely... you can start up EVs. Okay, you give them 5000 orders. Instead you only pick up on 500, which is they will not like that. So, so far with our relationship with those guys, where everything we say, we make our commitment and they make their commitment. So that relation has been established, and it's a very good. Second one, all important, that we're working with them from the development side. From day one, we have the guys there, and we have guys here, to make sure if they have any constraint, we work with them. We work with our schedule, so make sure we can do stuff.

David Boris:

Guys, not everybody on the call may know the battery supplier that ELMS is using, so you might want to outline that.

Jason Luo:

Our battery supplier is CATL. Same guy supplied to Tesla. Now Apple just announced that they want to use their stuff. Largest in the world. So we have a relationship, with already levels, and that's why we secure that contract, direct to us. Not a distributor. Direct to their corporation. And also we're talking to them, writing out deeply on how are we going to localize our factories, in our factory for the beryllium. And their targeted, to give you a little bit more detail, in Kentucky on their sales side. So we are also working, not just to say, "Okay, I'm going to buy a battery pack today, and here's what I'm going to do for the localization." So it's longterm strategical relationship.

Ashish Gupta:

That's great. The question is one of the biggest challenges in launching a successful EV company is scaling and production. What challenges do you foresee, if any?

Jason Luo:

Okay, so, yes. You want it exact, right? When you make 50 cars or a 100 cars, it's different than when you make 10,000. And so I always say, everybody can make one car look pretty. But when you're looking at thousands, so for that it's really down to the detail execution. Focus, focus, focus, and knowing what you're doing. Just think about it out of the thousand parts of the vehicle, you know every single part. Where it come from, what's the testing, what material, how to put together, how you make sure your test [inaudible 00:57:28] is a good thing. For Jim and I, we have a hundred years, whatever times, so we know those things. And we've been planning from day one, to make sure we get a lot of parts from the existing vehicle, and we buy from the... CATL pack has been installed for how many vehicles? Hundreds of the vehicles, and those formulations has been tested, And the software codes has been tried.

Jason Luo:

And so all those things is to make sure when you are scaling up, you form supply chain from the parts already. Also for manufacturer side, get a right process, get a training, get a worker. All those things, we have experience in place, the people in place. That's how you get things right.

James Taylor:

Yeah. Double down, Ashish, because the question was asked earlier, and I think the people one's really important. If you recruit a bunch of high school guys, tough to play NFL. You know, if you're going to scale to NFL level, then you got to go hire NFL players because they've been there. They've done it. That doesn't scare them. It's not intimidating them. They know how to do it. It's what they're used to. And some of the other mistakes that other startups... or a lot of high school guys, I'm using that as a metaphor. And then when all of a sudden it comes time to scale up to NFL, they can't get there. They never been there. They don't know what it looks like. So again, back to people selections that we've gone through, we want to make sure that we're picking people that played in the big leagues. Know scale, have run at scale, and that's their natural state as opposed to something they've never seen before.

Ashish Gupta:

Okay. We're getting close to the top of the hour. So we've got three questions. Let's try to keep these next answers brief. Can you add color to the 6,000 vehicles from the dealer from the Southeast that they demanded? Is this dealer only selling individual vehicles to end users?

James Taylor:

No. As I mentioned, he's a very large commercial dealer. So again, like us force sales channels... one of them is through this dealer area, but it's a mirror. The dealer himself also has many very large fleets, all the way down to small customers. So in our cases, we're interfacing directly with large fleets. He also has a whole... you can imagine, after 20 years of being in the commercial business... his own order book that we've gone through with him to see specifically... Actually, even though he asks for this allocation of this volume, who they intend to sell it to, as well. So there's no crossover where literally we'd be competing with each other, from a sales standpoint. That we're complimentary and working together as a team. But also, to understand that he has a good line of sight of where all those vehicles are going to go.

Ashish Gupta:

That's great. And then the last question. Is their capacity enough to support your production ramp? Do you foresee any need to increase capacity in the future?

James Taylor:

Yeah. [inaudible 01:00:21] if the capacity is a hundred thousand units, our financial forecast, which is stuff that we put out to all our investors, that takes us up to 80-85,000 level. So there's still excess capacity, but that hundred thousand is also without significant investment in the plan for any capacity increases, other physical plant size, or equipment and other things. So our base load capacity does more than adequately cover our business plan.

Ashish Gupta:

Well, really want to thank the participants for all the great questions and for spending the hour with us. Also want to thank the ELMS team, as well as Dan Ives. Really appreciate your participation in the ICR de-SPAC Webinar. With that, I'll turn it back to Jim.

James Taylor:

Well, again, thanks. As we started the beginning of the meeting for Dan. He signed off now, or at least on mute. And [inaudible 01:01:11] ICR for hosting this, and giving us the opportunity to get the, frankly, our company's story out to a much broader audience and, hopefully, not just the current investors to update them with our story, but also to expand our network of people of potential investors. And to highlight, one more time as David said, if you happen to be investors, we'd really appreciate you making sure that you put your vote in the windows that have been provided, leading up to our June 24th shareholder meeting. Thanks, Ashish.

Ashish Gupta:

Thank you.

PART 4 OF 4 ENDS [01:01:42]

Important Information About the Business Combination and Where to Find It

In connection with the business combination, Forum filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). Forum’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the business combination, because this document contains important information about Forum, ELM and the business combination. The definitive proxy statement for the business combination was mailed to stockholders of Forum as of May 20, 2021, the record date established for voting on the business combination. Forum’s stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445.

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Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELM to consummate the Carveout Transaction (as defined below); (3) the outcome of any legal proceedings that may be instituted against Forum or ELM following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELM may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELM consider immaterial or which are unknown. Forum and ELM caution that the foregoing list of factors is not exclusive. Forum and ELM caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELM is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the business combination. The consummation of the business combination is subject to, among other conditions, (i) the effectiveness of certain agreements between ELM and SF Motors, Inc. (d/b/a SERES) (“SERES”), (ii) the acquisition by ELM of a leasehold interest in, or fee simple title to, the Indiana manufacturing facility prior to the business combination (provided that Forum has agreed that this condition will be waived upon delivery by ELM of evidence of the mutual written agreement of ELM and SERES as to the date and time of the transfer of possession of the facility to ELM, which date and time shall be no later than two business days following the closing of the business combination), and (iii) the securing by ELM of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELM’s anticipated business assume the completion of the Carveout Transaction. Forum and ELM do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.